                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 30, 1996

                             THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)

  British Columbia, Canada             0-18429                98-0121376
- ----------------------------   -----------------------   -------------------
(State or other jurisdiction  (Commission File Number)    (IRS Employer
      of incorporation)                                  Identification No.)

  4126 Norland Avenue, Burnaby, British Columbia      V5G 3S8
- ----------------------------------------------------------------
     (Address of principal executive offices)       (zip code)


Registrant's telephone number, including area code    604-299-9321


                                      N/A
         (Former name of former address, if changed since last report)

Item 5.         Other Events


                             THE LOEWEN GROUP INC.
            Unaudited Pro-Forma Consolidated Statement of Operations


    During the six months ended June 30, 1996, the Company acquired control of 78 funeral homes, 57 cemeteries and two insurance companies in the United States, and five funeral homes and one cemetery in Canada for a total consideration of $361,748,000. Included in these acquisitions is the purchase of certain net assets from SI Acquisition Associates L.P. ("S.I.") for approximately $145,000,000. The following statement reflects, on an unaudited pro-forma basis, the consolidated results of the Company's operations as if all acquisitions that occurred during the six months ended June 30, 1996 had taken place at January 1, 1996. Appropriate adjustments have been made to reflect the preliminary purchase price allocations used in recording these acquisitions. This pro-forma information does not purport to be indicative of the results of operations that would have resulted had the acquisitions been in effect for the entire period, and is not intended to be a projection of future results or trends.

    The unaudited pro-forma consolidated statement of operations has been expressed in United States dollars and in accordance with accounting principles generally accepted in Canada. The unaudited pro-forma consolidated statement of operations should be read in conjunction with the notes thereto.


            Unaudited Pro-Forma Consolidated Statement of Operations
                         Six Months Ended June 30, 1996
                    (in thousands, except per share amounts)

                                         Businesses
                                          Acquired     Pro-forma     Pro-forma
                              Historical  (Note A)    Adjustments      Total
                             ----------- ----------  ------------    ---------
Revenue                      $416,240    $ 35,525    $      95  B   $451,860
Costs and expenses            262,143      33,459         (175) B
                                                        (2,246) C
                                                           229  D    293,410
                             --------    --------     --------      --------
                              154,097       2,066        2,287       158,450

General and administrative     33,859         ---          ---        33,859
Depreciation and amortization  24,702       1,127        1,127  D
                                                        (1,127) E     25,829
                             --------    --------     --------      --------

Earnings from operations       95,536         939        2,287        98,762

Interest on long-term debt     39,546         700         (700) F
                                                         4,550  G     44,096
                             --------    --------     --------      --------

Earnings (loss) before
  dividends on preferred
  securities of subsidiary
  and income taxes             55,990         239       (1,563)       54,666

Dividends on preferred
  securities of subsidiary      3,544         ---          ---         3,544
                             --------    --------     --------      --------

Earnings (loss) before
  income taxes                 52,446         239       (1,563)       51,122

Income taxes                   15,734         205         (237) H     15,702
                             --------    --------     --------      --------
Net earnings (loss) for
  the period                  $36,712    $     34    $  (1,326)     $ 35,420
                             ========    ========    =========      ========

Earnings per share:

Basic earnings per share     $   0.60                               $   0.56
Fully diluted earnings
  per share                  $   0.60                               $   0.56

Weighted average number
  of shares used for
  the computation of basic
  and fully diluted
  earnings per share
  (thousands of shares):

     Basic                     54,445                                 54,638
     Fully diluted             55,200                                 55,393

See accompanying notes to unaudited pro-forma consolidated statement of operations.

                             THE LOEWEN GROUP INC.
       Notes to Unaudited Pro-Forma Consolidated Statement of Operations
                         Six Months Ended June 30, 1996


(A) To record the historical statements of operations for the period from January 1, 1996 to the date of acquisition. Results of operations subsequent to the acquisition date have been included in the Company's consolidated statement of operations.

(B) To adjust the amortization of realized and unrealized gains and losses on insurance invested assets and the change in insurance policy liabilities as if the acquisition occurred on January 1, 1996.

(C) To eliminate certain operating expenses, including officer salaries, rental expense, professional fees and insurance that would not be incurred if the businesses had been owned by the Company.

(D) To adjust cost of sales and depreciation and amortization expense resulting from the Company's cost basis in the acquired businesses.

(E) To eliminate historical depreciation and amortization of the acquired businesses.

(F) To eliminate historical interest expense on debt which was repaid upon acquisition.

(G) For purposes of the unaudited pro-forma statement of operations and pro-forma adjustments, the Company has assumed that acquisitions were financed by common shares to the extent actually issued for specific acquisitions, $80 million of borrowings from the issuance of senior guaranteed notes, the issuance of 8,800,000 Series C Convertible First Preferred Shares and the remainder through borrowings from the Company's revolving credit facility.

(H) To adjust income taxes to reflect the statutory rate, including the effect of permanent differences.

                             THE LOEWEN GROUP INC.
            Unaudited Pro-Forma Consolidated Statement of Operations


    During the six months ended June 30, 1996, the Company acquired control of 78 funeral homes, 57 cemeteries and two insurance companies in the United States, and five funeral homes and one cemetery in Canada for a total consideration of $361,748,000. Included in these acquisitions is the purchase of certain net assets from SI Acquisition Associates L.P. ("S.I.") for approximately $145,000,000. The following statement reflects, on an unaudited pro-forma basis, the consolidated results of the Company's operations as if all acquisitions that occurred during the six months ended June 30, 1996 had taken place at January 1, 1995. Appropriate adjustments have been made to reflect the preliminary purchase price allocations used in recording these acquisitions. This pro-forma information does not purport to be indicative of the results of operations that would have resulted had the acquisitions been in effect for the entire period, and is not intended to be a projection of future results or trends.

    The unaudited pro-forma consolidated statement of operations has been expressed in United States dollars and in accordance with accounting principles generally accepted in Canada. The unaudited pro-forma consolidated statement of operations should be read in conjunction with the notes thereto.

            Unaudited Pro-Forma Consolidated Statement of Operations
                      For the Year Ended December 31, 1995
                    (in thousands, except per share amounts)

                                           Businesses
                                            Acquired       Pro-forma   Pro-forma
                               Historical   (Note A)      Adjustments    Total
                               ----------  ----------     -----------  ---------
Revenue                       $ 599,939    $ 156,321    $   1,460 B  $ 757,720
Costs and expenses              373,131      138,077         (701)B
                                                           (8,210)C
                                                              874 D    503,171
                              ---------    ---------    ---------    ---------

                                226,808       18,244        9,497      254,549

General and administrative       67,652          ---          ---       67,652
Depreciation and amortization    40,103        5,375        6,145 D
                                                           (5,375)E     46,248
                              ---------    ---------    ---------    ---------

Earnings from operations        119,053       12,869        8,727      140,649

Interest on long-term debt       50,913        3,728       (3,728)F
                                                           15,063 G     65,976
Litigation related finance
  costs                          19,914          ---          ---      19,914
Legal settlements               165,000          ---          ---      165,000
                              ---------    ---------    ---------    ---------

Earnings (loss) before
  dividends on preferred
  securities of subsidiary
  and income taxes             (116,774)       9,141       (2,608)    (110,241)

Dividends on preferred
  securities of subsidiary        7,088          ---          ---        7,088
                              ---------    ---------    ---------    ---------

Earnings (loss) before
  income taxes                 (123,862)       9,141       (2,608)    (117,329)

Income taxes                    (47,178)       2,495          554 H    (44,129)
                              ---------    ---------    ---------    ---------

Net earnings (loss) for
  the year                    $ (76,684)   $   6,646    $  (3,162)   $ (73,200)
                              =========    =========    =========    =========


Earnings per share:

Basic earnings (loss) per
  share                       $   (1.69)                             $   (1.82)
Fully diluted earnings
  (loss) per share            $   (1.69)                             $   (1.82)

Weighted average number of shares
  used for the computation
  of basic and fully diluted
  earnings per share
  (thousands of shares):

     Basic                       45,291                                 45,599
     Fully diluted               45,291                                 45,599

See accompanying notes to unaudited pro-forma consolidated statement of operations.

                             THE LOEWEN GROUP INC.
       Notes to Unaudited Pro-Forma Consolidated Statement of Operations
                      For the Year Ended December 31, 1995


    (A) To record the historical statements of operations for the year ended December 31, 1995.

    (B) To adjust the amortization of realized and unrealized gains and losses on insurance invested assets and the change in insurance policy liabilities as if the acquisition occurred on January 1, 1995.

    (C) To eliminate certain operating expenses, including officer salaries, rental expense, professional fees and insurance that would not be incurred if the businesses had been owned by the Company.

    (D) To adjust cost of sales and depreciation and amortization expense resulting from the Company's cost basis in the acquired businesses.

    (E) To eliminate historical depreciation and amortization of the acquired businesses.

    (F) To eliminate historical interest expense on debt which was repaid upon acquisition.

    (G) For purposes of the unaudited pro-forma statement of operations and pro-forma adjustments, the Company has assumed that acquisitions were financed by common shares to the extent actually issued for specific acquisitions, $80 million of borrowings from the issuance of senior guaranteed notes, the issuance of 8,800,000 Series C Convertible First Preferred Shares and the remainder through borrowings from the Company's revolving credit facility.

    (H) To adjust income taxes to reflect the statutory rate, including the effect of permanent differences.

                                   Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 4, 1996
                                        THE LOEWEN GROUP INC.


                                        By:  /s/ PETER S. HYNDMAN
                                           ------------------------------------
                                        Name:  Peter S. Hyndman
                                        Title:  Corporate Secretary